                                                                      Exhibit 23

              Consent of Independent Certified Public Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-55582) of The PBSJ Corporation of our report dated June 11, 2002 relating to the financial statements of The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust, which appears in this Form 11-K.


PricewaterhouseCoopers LLP

Miami, Florida
June 21, 2002